UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2005

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781 (0-1052)	04-2170233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2005, Millipore Corporation held a webcast conference call to discuss its 2004 fourth quarter results. The conference call followed the issuance on the same day of a press release regarding those results, a copy of which press release was attached as an exhibit to a Current Report on Form 8-K furnished to the Commission on January 27, 2005. A copy of a transcript of the conference call and of the slides discussed in the call are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. Both the transcript and the slides, as well as an audio recording of the call, have also been made available on Millipore Corporation’s website, www.millipore.com.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Title
99.1 99.2	Transcript of January 27, 2005 Conference Call. Slides accompanying Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/ Jeffrey Rudin

Jeffrey Rudin

Vice President and General Counsel

Date: February 1, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2	Transcript of January 27, 2005 Conference Call. Slides accompanying Conference Call.